SCUDDER
                                                                     INVESTMENTS



Supplement to the prospectus for the following fund:

Scudder Retirement Fund - Series V

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On July 21, 2004, the Board of Trustees approved a proposal to extend the operation of the Scudder Retirement Fund - Series V (the "Fund") and to change the name of the Fund. The Fund will mature on November 15, 2004, and will be reopened to new purchases under the name Scudder Target 2014 Fund, with a new maturity date of November 15, 2014. Scudder Target 2014 Fund will be offered to new investors for approximately six to 18 months. Current shareholders may redeem some or all of their Fund shares, exchange into another Scudder fund or may execute no transaction and become shareholders of the Scudder Target 2014 Fund. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.















               Please retain this supplement for future reference.





August 13, 2004